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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02090

                              Van Kampen Bond Fund
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               (Exact name of registrant as specified in charter)


                   522 Fifth Avenue, New York, New York 10036
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               (Address of principal executive offices) (Zip code)


                                 Ronald Robison
                   522 Fifth Avenue, New York, New York 10036
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                     (Name and address of agent for service)

Registrant's telephone number, including area code: 212-762-4000

Date of fiscal year end: 6/30

Date of reporting period: 6/30/07



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Item 1. Reports to Shareholders.

The Fund's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen Bond Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of June 30, 2007.

       MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT THE FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE. FUNDS ARE SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT THE MARKET VALUES OF SECURITIES OWNED BY THE FUND WILL DECLINE AND THAT THE VALUE OF THE FUND SHARES MAY THEREFORE BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS FUND.

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary as of 6/30/07

BOND FUND
SYMBOL: VBF
---------------------------------------------------------
AVERAGE ANNUAL                     BASED ON      BASED ON
TOTAL RETURNS                    MARKET PRICE      NAV

10-year                             5.44%         6.01%

5-year                              4.04          5.85

1-year                              8.38          6.17
---------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS, NET ASSET VALUE (NAV) AND COMMON SHARE MARKET PRICE WILL FLUCTUATE AND FUND SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The NAV per share is determined by dividing the value of the fund's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the fund at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions. Total return assumes an investment at the beginning of the period, reinvestment of all distributions for the period in accordance with the fund's dividend reinvestment plan, and sale of all shares at the end of the period.

The Lehman Brothers BBB Corporate Bond Index is generally representative of corporate bonds. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index.

                                                                               1
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Trust Report

FOR THE 12-MONTH PERIOD ENDED JUNE 30, 2007

MARKET CONDITIONS

The economy sent mixed signals about its overall strength during the fiscal reporting year. Economic growth moderated early in the period, with gross domestic product (GDP) growth measuring 2.0 percent and 2.5 percent for the third and fourth quarters of 2006, respectively. Weaker consumer spending, rising energy prices and ongoing geopolitical uncertainty continued to weigh on the economy, as did a contraction in the residential real estate sector, and GDP growth for the first quarter of 2007 slowed to just 0.7 percent. As the weeks progressed, however, various economic indicators, including business spending, labor market data, and manufacturing indicators suggested that second quarter growth was becoming much more robust. At the same time, annualized inflation--as measured by the core personal consumption expenditure deflator--remained at the top end of the Federal Open Market Committee's (the "Fed") self-described 1 to 2 percent comfort zone. Nonetheless, the Fed held the target federal funds rate at
5.25 percent throughout the reporting period while reiterating that inflation risks still remained their primary concern.

Anxieties surrounding sub-prime mortgage lending were evident throughout much of the period, reaching their peak in the last weeks of the fiscal year with the highly publicized failure of a handful of hedge funds. The hedge funds in question held leveraged positions in collateralized debt obligations, or CDOs, tied to sub-prime mortgages, and suffered major losses as a result of declines in sub-prime bond prices.

Yields moved lower for most of the last half of 2006, particularly in the short and intermediate portions of the curve, then reversed course and generally rose across the curve throughout the first half of 2007. Within the investment-grade corporate sector, lower-rated issues (BBB and A rated) outpaced higher-rated issues (AA rated and above) during the last six months of 2006. In the first half of this year, however, investor concerns about sub-prime mortgages led to the market's re-pricing of the level of risk inherent in these bonds, which caused spreads (a measure of investors' willingness to assume credit risk) to widen and prices to fall. Overall, longer-dated corporate issues outperformed intermediate-maturity issues during the period and yield spreads across the corporate market widened.

 2
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PERFORMANCE ANALYSIS

The Fund's return can be calculated based upon either the market price or the net asset value (NAV) of its shares. NAV per share is determined by dividing the value of the Fund's portfolio securities, cash and other assets, less all liabilities by the total number of common shares outstanding, while market price reflects the supply and demand for the shares. As a result, the two returns can differ, as they did during the reporting period. On an NAV basis, the Fund underperformed its benchmark index, the Lehman Brothers BBB Corporate Bond Index. On a market price basis, the Fund outperformed its benchmark.

TOTAL RETURNS FOR THE 12-MONTH PERIOD ENDED JUNE 30, 2007

---------------------------------------------------------------------------
        BASED ON           BASED ON              LEHMAN BROTHERS
          NAV            MARKET PRICE        BBB CORPORATE BOND INDEX

          6.17%              8.38%                    7.25%
---------------------------------------------------------------------------

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Investment return, net asset value and common share market price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost. See Performance Summary for additional performance information and index definition.

We kept the Fund's overall duration (a measure of interest-rate sensitivity) below that of the Lehman Brothers BBB Corporate Bond Index. Although this conservative interest-rate posture detracted from performance during the first six months of the period when interest rates were falling, it proved additive to performance in the last half of the period as interest rates moved higher.

We also maintained the Fund's below-benchmark sensitivity to credit spreads, also known as "spread duration". This lower spread sensitivity detracted from performance early in the period when credit spreads narrowed, but had a positive impact on performance later in the period when spreads widened. We also used interest rate swaps to adjust the portfolio's liquidity profile. Interest-rate swap spreads widened during the period and had a negative impact on relative performance.

Over the course of the period, we modestly favored selected insurance issues and medium-quality credits. Security selection within both the investment grade and below-investment grade sectors was generally additive to performance.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

                                                                               3
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CHANGES IN INVESTMENT POLICIES/PORTFOLIO MANAGER CHANGE

The fund approved changes/clarifications in its investment policies to allow the fund to enter into the following transactions.

SECURITIES OF FOREIGN ISSUERS

The fund removed an investment restriction and is now permitted to (i) invest up to 20% of the fund's assets in both U.S. dollar-denominated and non-U.S. dollar-denominated securities of foreign issuers (which may include issuers from emerging market countries), and (ii) engage in forward contracts and cross hedges. In addition, the fund's more restrictive credit quality limitation on issuers of foreign securities is eliminated (which does not change the fund's overall strategy of investing primarily in high-quality debt securities)

This section describes the risks of investing in securities of foreign issuers. Note that the fund was already subject to many of these risks as the fund was previously permitted to invest up to 10% of its assets in U.S. dollar-denominated securities of foreign issuers subject to certain credit quality constraints.

Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.

In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the fund may experience settlement difficulties or delays not usually encountered in the United States.

Delays in making trades in securities of foreign issuers relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact yields and result in temporary periods when assets of

 4
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the Fund are not fully invested or attractive investment opportunities are foregone.

The fund may invest in securities of issuers determined by the investment adviser to be in developing or emerging market countries. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.

In addition to the increased risks of investing in securities of foreign issuers, there are often increased transaction costs associated with investing in securities of foreign issuers, including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs and higher settlement costs or custodial costs.

The fund may invest in securities of foreign issuers in the form of depositary receipts. Depositary receipts involve substantially identical risks to those associated with direct investment in securities of foreign issuers. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Since the fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, the Fund may be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the fund's assets denominated in that currency and the Fund's return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Fund will incur costs in connection with conversions between various currencies.

The fund may purchase and sell foreign currency on a spot (i.e., cash) basis in connection with the settlement of transactions in securities traded in such foreign currency.

CERTAIN DERIVATIVE INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

Forward contracts, foreign currency options and cross-hedges. The fund may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date ("forward contracts"). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract.

The fund may attempt to protect against adverse changes in the value of the U.S. dollar in relation to a foreign currency by entering into a forward contract for the purchase or sale of the amount of foreign currency invested or to be invested, or by buying or selling a foreign currency option or futures contract for such amount. Such strategies may be employed before the fund purchases a foreign security traded in the currency which the fund anticipates acquiring or between the date the foreign security is purchased or sold and the date on which payment therefor is made or received.

Seeking to protect against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. Unanticipated changes in currency prices may result in poorer overall performance for the fund than if it had not entered into such contracts. The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that are not reflected in the options market.

The fund may also cross-hedge currencies by entering into a transaction to purchase or sell one or more currencies that are expected to change in value relative to other currencies to which it has or expects to have exposure. The fund's entry into forward contracts, options, futures or other derivatives will generally require the Fund to segregate cash and/or liquid securities at least equal to the Fund's obligations throughout the duration of the contract.

The use of currency transactions can result in the fund incurring losses because of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. In addition, amounts paid as premiums and cash or other assets held in margin accounts with respect to such transactions are not otherwise available to the fund for investment purposes.

When conducted outside the United States, such transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by:
(i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States,
(iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lower trading volume and liquidity.

STRUCTURED PRODUCTS. The fund may invest in structured notes and other types of structured investments (referred to collectively as "structured products"). A structured note is a derivative security for which the amount of principal repayment and/or interest payments is based on the movement of one or more "factors." These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices. Some of these factors may or may not correlate to the total rate of return on one or more underlying instruments referenced in such notes. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators.

Generally, investments in structured products are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. These investment entities may be structured as trusts or other types of pooled investment vehicles. This type of restructuring generally involves the deposit with or purchase by an entity of the underlying investments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying investments referencing an indicator related to such investments. The cash flow or rate of return on the underlying investments may be apportioned among the newly issued securities to create different investment characteristics, such as varying maturities, credit quality, payment priorities and interest rate provisions. The cash flow or rate of return on a structured product may be determined by applying a multiplier to the rate of total return on the underlying investments or referenced indicator. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the underlying investments or referenced indicator could result in a relatively large loss in the value of a structured product. Holders of structured products bear risks of the underlying index or reference obligation and are subject to counterparty risk.

The fund may have the right to receive payments to which it is entitled only from the structured product, and generally does not have direct rights against the issuer. While certain structured investment vehicles enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured vehicles generally pay their share of the investment vehicle's administrative and other expenses. Certain structured products may be thinly traded or have a limited trading market and may have the effect of increasing the fund's illiquidity to the extent that the fund, at a particular point in time, may be unable to find qualified buyers for these securities.

Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Where the fund's investments in structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference instrument may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the note.

SWAPS. The fund may enter into interest rate, index, total rate of return and credit default swaps and the purchase or sale of related caps, floors and collars. The fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of securities the fund anticipates purchasing at a later date. The fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the fund may be obligated to pay.

Interest swaps involve the exchange by the fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate floor. An interest rate collar combines the elements of purchasing a cap and selling a floor. The collar protects against an interest rate rise above the maximum amount but foregoes the benefit of an interest rate decline below the minimum amount.

An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

A total rate of return swap is an agreement in which one party (total return payer) transfers the total economic performance of a reference obligation to the other party (total return receiver). Total economic performance includes income from interest and fees, gains or losses from market movements, and credit losses. The total return receiver assumes the entire economic exposure -- that is, both market and credit exposure -- to the reference asset. The total return payer -- often the owner of the reference obligation -- gives up economic exposure to the performance of the reference asset and in return takes on counterparty credit exposure to the total return receiver in the event of a default or fall in value of the reference asset.

The fund may enter into credit default swap contracts or credit-linked notes for hedging purposes or to gain exposure to a credit in which the fund may otherwise invest. A credit default swap is an agreement between two parties to exchange the credit risk of an issuer (reference entity). A buyer of a credit default swap is said to buy protection by paying periodic fees in return for a contingent payment from the seller if the reference entity has a credit event such as a bankruptcy, a failure to pay outstanding obligations or deteriorating credit while the swap is outstanding. A seller of a credit default swap is said to sell protection and thus collects the periodic fees and profits if the credit of the reference entity remains stable or improves while the swap is outstanding but the seller in a credit default swap contract would be required to pay an agreed-upon amount to the buyer in the event of an adverse credit event of the reference entity. A credit-linked note is a synthetic security, typically issued by a special purpose vehicle, that trades like a bond issued by the reference entity but with the economics of the credit default swap. For this security, the buyer of protection sells the note. The buyer of protection (note seller) will pay periodic payments and profit if the reference entity defaults. Unlike the swap, the buyer of protection in a credit-linked note will receive money at the time of transaction from the sale of the note, and will return this money at the contract's maturity if no credit event occurs. Conversely, the seller of protection purchases the notes. As with a credit default swap, the note purchaser

(protection seller) received periodic payments. Unlike the swap transaction, the protection seller must pay for the note at the time of the transaction and will collect this money at the contract's maturity if no credit event occurs.

The fund will enter into swap, cap or floor transactions only with counterparties approved by the Adviser in accordance with guidelines established by the fund's Board of Trustees. The Adviser will monitor the creditworthiness of counterparties to the fund's swap, cap, floor and collar transactions on an ongoing basis. If there is a default by the other party to such a transaction, the fund will have contractual remedies pursuant to the agreements related to the transaction. The fund may enter into swaps, caps, collars and floors on either an asset-based or liability-based basis, and will usually enter into swaps on a net basis, i.e., the two payment streams are netted out, with the fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the fund's obligations over its entitlements with respect to each swap will be accrued on a daily basis and the fund segregates an amount of cash and/or liquid securities having an aggregate net asset value at least equal to the accrued excess. If the fund enters into a swap transaction on other than a net basis, the fund would segregate the full amount accrued on a daily basis of the fund's obligations with respect to the swap. To the extent the fund sells (i.e. writes) caps, floors and collars, it will segregate cash and/or liquid securities having an aggregate net asset value at lease equal to the full amount, accrued on a daily basis, of the fund's net obligations with respect to the caps, floors or collars.

The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of the market values, interest rates and other applicable factors, the investment performance of the fund would diminish compared with what it would have been if these investment techniques were not used. The use of swaps, caps, collars and floors may also have the effect of shifting the recognition of income between current and future periods.

OPTIONS ON SWAPS. The fund may write (sell) and purchase put and call swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may use swap options for hedging purposes or to manage and mitigate the credit and interest rate risk of the fund.

A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The fund may write (sell) and purchase put and call swap options. The use of swap options involves risks, including, among others, changes in the market value of securities held by the fund, and of swap options relating to those securities may not be proportionate, (ii) there may not be a liquid market for the fund to sell a swap option, which could result in difficulty closing a position, (iii) swap options can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate and (iv) counterparty risk.

Collateralized Mortgage Obligations and Multiclass Pass-Through Securities. The fund may invest in collateralized mortgage obligations ("CMOs"). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates, but also may be collateralized by whole loans or private pass-through securities (such collateral collectively hereinafter referred to as "Mortgage Assets"). Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities. Payments of principal and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs deemed to be U.S. government securities are those issued or guaranteed as to principal and interest by a person controlled or supervised by and acting as an agency or instrumentality of the U.S. government. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit (a "REMIC").

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways.

The fund may invest in, among others, parallel pay CMOs and Planned Authorization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes. Substantially all of the CMOs in which the fund invests are PAC Bonds.

PORTFOLIO MANAGER CHANGE

The Fund is managed by members of the Adviser's Taxable Fixed Income team. The Taxable Fixed Income team consists of portfolio managers and analysts. The current members of the team jointly and primarily responsible for the day-to-day management of the Fund's portfolio are Steven Kreider, a Managing Director of the Adviser, and Gerhardt P. Herbert, an Executive Director of the Adviser. Mr. Kreider has been associated with the Adviser in an investment management capacity since 1988 and joined the team that manages the Fund in June 2007. Mr. Herbert has been associated with the Adviser in an investment management capacity since 1994 and joined the team that manages the Fund in June 2005.

Mr. Kreider is the lead manager of the Fund. Each team member is responsible for specific sectors. All team members are responsible for the execution of the overall strategy of the Fund.

RATINGS ALLOCATION AS OF 6/30/07
AAA/Aaa                                                          26.3%
AA/Aa                                                            15.5
A/A                                                              22.8
BBB/Baa                                                          29.3
BB/Ba                                                             3.0
B/B                                                               1.4
Non-Rated                                                         1.7

SUMMARY OF INVESTMENTS BY INDUSTRY CLASSIFICATION AS OF 6/30/07
U.S. Government Agency Obligations                               21.9%
Banking                                                          14.2
Electric                                                          5.9
Noncaptive-Consumer Finance                                       5.4
Retailers                                                         4.1
Property & Casualty Insurance                                     3.3
Wireline                                                          2.9
Noncaptive-Diversified Finance                                    2.8
Automotive                                                        2.7
Media-Cable                                                       2.6
Railroads                                                         2.0
Life Insurance                                                    2.0
Diversified Manufacturing                                         2.0
Integrated Energy                                                 1.7
Food/Beverage                                                     1.4
Brokerage                                                         1.4
Supermarkets                                                      1.0
Construction Machinery                                            0.9
REITS                                                             0.8
Pipelines                                                         0.8
Pharmaceuticals                                                   0.8
Consumer Products                                                 0.7
Other Utilities                                                   0.7
Independent Energy                                                0.7
Media-Noncable                                                    0.6
Refining                                                          0.6
Aerospace & Defense                                               0.6
Health Care                                                       0.5
Services                                                          0.5
Restaurants                                                       0.4
Chemicals                                                         0.3
Distributors                                                      0.2

                                             (continued on next page)

SUMMARY OF INVESTMENTS BY INDUSTRY CLASSIFICATION AS OF 6/30/07
                                       (continued from previous page)
Environmental & Facilities Services                               0.2
Airlines                                                          0.2
Tobacco                                                           0.2
Technology                                                        0.2
                                                                -----
Total Long-Term Investments                                      87.2
Total Short-Term Investments                                     12.8
                                                                -----
Total Investments                                               100.0%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. Ratings allocation percentages are as a percentage of long-term debt investments. Summary of Investments by industry classification percentages are as a percentage of total investments. Securities are classified by sectors that represent broad groupings of related industries. Ratings allocations based upon ratings as issued by Standard and Poor's and Moody's, respectively. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

       Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

       You may obtain copies of a fund's fiscal quarter filings by contacting Van Kampen Client Relations at (800) 341-2929.

       In addition to filing a complete schedule of portfolio holdings with the SEC each fiscal quarter, the fund makes portfolio holdings information available by periodically providing the information on its public web site, www.vankampen.com. The fund provides a complete schedule of portfolio holdings on the public web site on a calendar-quarter basis approximately 31 calendar days after the close of the calendar quarter. The fund also provides Top 10 holdings information on the public web site approximately 15 business days following the end of each month. For more information, call (800) 341-2929.

PROXY VOTING POLICY AND PROCEDURES AND PROXY VOTING RECORD

       You may obtain a copy of the Fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 341-2929 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

       You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund's investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

At meetings held on April 17, 2007 and May 30, 2007, the Board of Trustees, and the independent trustees voting separately, considered and ultimately determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the investment advisory agreement review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. The Board of Trustees considered the investment advisory agreement over a period of several months and the trustees held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the investment advisory agreement.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser's expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund's shareholders, and the propriety of existing and alternative breakpoints in the Fund's investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry. The Board of Trustees evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Trustees reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Trustees considers the roles and responsibilities of the investment adviser as a whole and for those specific portfolio management, support and trading functions servicing the Fund. The trustees discuss with the investment adviser the resources available and used in managing the Fund. The trustees also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory agreement.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Trustees reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The trustees discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the trustees and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund's weighted performance is under the fund's benchmark, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report. The trustees discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund's overall expense ratio. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory agreement.

Investment Adviser's Expenses in Providing the Service and Profitability. At least annually, the trustees review the investment adviser's expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The trustees discuss with the investment adviser its revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser's expenses and profitability support its decision to approve the investment advisory agreement.

Economies of Scale. On a regular basis, the Board of Trustees considers the size of the Fund and how that relates to the Fund's expense ratio and particularly the Fund's advisory fee rate. In conjunction with its review of the investment adviser's profitability, the trustees discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund's portfolio and whether the advisory fee level is appropriate relative to current asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory agreement.

Other Benefits of the Relationship. On a regular basis, the Board of Trustees considers other benefits to the investment adviser and its affiliates derived from its relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds' portfolio trading, and in certain cases distribution or service related fees related to funds' sales. The trustees review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory agreement.

VAN KAMPEN BOND FUND

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2007

PAR
AMOUNT
(000)     DESCRIPTION                                     COUPON   MATURITY       VALUE
-------------------------------------------------------------------------------------------
          CORPORATE BONDS 72.3%
          AEROSPACE & DEFENSE 0.6%
$1,307    Raytheon Co. .................................. 4.500%   11/15/07    $  1,302,535
                                                                               ------------

          AIRLINES  0.3%
   488    America West Airlines, Inc., Class G........... 7.100    04/02/21         514,919
                                                                               ------------

          AUTOMOTIVE  3.0%
   605    Arvinmeritor, Inc. ............................ 8.750    03/01/12         614,075
 1,280    DaimlerChrysler NA Holding Corp. .............. 8.500    01/18/31       1,622,177
 1,655    Ford Motor Credit Co. ......................... 7.250    10/25/11       1,594,265
 2,550    General Motors Acceptance Corp. ............... 6.875    09/15/11       2,510,567
                                                                               ------------
                                                                                  6,341,084
                                                                               ------------
          BANKING  15.7%
   800    Bank of America Corp. ......................... 3.375    02/17/09         776,491
   880    Bank of America Corp. ......................... 4.875    09/15/12         850,133
 1,075    Citigroup, Inc. ............................... 5.250    02/27/12       1,062,105
 2,250    HBOS Treasury Services PLC (United Kingdom)
          (a)............................................ 3.500    11/30/07       2,235,515
 2,860    JPMorgan Chase & Co. .......................... 6.750    02/01/11       2,973,765
 2,255    Marshall & Ilsley Bank......................... 3.800    02/08/08       2,234,583
 1,635    MBNA Corp. (b)................................. 5.786    05/05/08       1,641,520
 2,315    National City Bank............................. 3.375    10/15/07       2,301,404
 1,430    Popular North America, Inc. ................... 4.250    04/01/08       1,415,613
   805    Popular North America, Inc. ................... 5.650    04/15/09         804,819
 2,620    Sovereign Bancorp, Inc (b)..................... 5.590    03/23/10       2,622,413
 2,195    SunTrust Banks, Inc. .......................... 5.050    07/01/07       2,195,000
 2,700    Unicredito Luxembourg Finance (Luxembourg) (a)
          (b)............................................ 5.405    10/24/08       2,701,604
 1,090    USB Capital IX................................. 6.189    04/15/42       1,098,962
 2,250    U.S. Bancorp................................... 3.950    08/23/07       2,245,655
 2,865    Wachovia Capital Trust III..................... 5.800    08/29/49       2,854,858
 1,350    Wachovia Corp. ................................ 3.625    02/17/09       1,315,040
   925    Washington Mutual Bank FA...................... 5.500    01/15/13         905,019
   900    Washington Mutual, Inc. ....................... 8.250    04/01/10         958,248
                                                                               ------------
                                                                                 33,192,747
                                                                               ------------
          BROKERAGE  1.5%
 2,180    Goldman Sachs Capital II....................... 5.793    12/29/49       2,129,795
   729    World Financial Properties (a)................. 6.910    09/01/13         752,876
   332    World Financial Properties (a)................. 6.950    09/01/13         342,840
                                                                               ------------
                                                                                  3,225,511
                                                                               ------------
          CHEMICALS  0.3%
   640    ICI Wilmington, Inc. .......................... 4.375    12/01/08         629,429
                                                                               ------------

          CONSTRUCTION MACHINERY  1.0%
 2,045    Caterpillar Financial Services Corp., Ser F.... 3.625    11/15/07       2,031,869
                                                                               ------------

 20                                            See Notes to Financial Statements

VAN KAMPEN BOND FUND

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2007 continued

PAR
AMOUNT
(000)     DESCRIPTION                                     COUPON   MATURITY       VALUE
-------------------------------------------------------------------------------------------
          CONSUMER PRODUCTS  0.8%
$1,725    Clorox Co. (b)................................. 5.485%   12/14/07    $  1,726,058
                                                                               ------------

          DISTRIBUTORS  0.3%
   585    KeySpan Corp. ................................. 4.900    05/16/08         582,217
                                                                               ------------

          DIVERSIFIED MANUFACTURING  2.2%
 1,345    Brascan Corp. (Canada)......................... 7.125    06/15/12       1,414,416
   685    Brookfield Asset Management, Inc. (Canada)..... 5.800    04/25/17         662,958
 1,275    Cooper Industries, Inc. ....................... 5.250    07/01/07       1,275,000
 1,325    Cooper Industries, Inc. ....................... 5.250    11/15/12       1,300,840
                                                                               ------------
                                                                                  4,653,214
                                                                               ------------
          ELECTRIC  6.5%
 1,740    Arizona Public Service Co. .................... 5.800    06/30/14       1,719,383
   805    Carolina Power & Light Co. .................... 6.800    08/15/07         805,967
    65    Detroit Edison Co. ............................ 5.200    10/15/12          63,719
   865    Detroit Edison Co. ............................ 6.125    10/01/10         881,059
   960    Duquesne Light Co., Ser O...................... 6.700    04/15/12       1,003,422
   655    Entergy Gulf States, Inc. ..................... 3.600    06/01/08         643,454
 1,600    Entergy Gulf States, Inc. (b).................. 5.760    12/01/09       1,600,102
   425    Entergy Gulf States, Inc. (a) (b).............. 6.110    12/08/08         426,283
   300    Exelon Corp. .................................. 6.750    05/01/11         309,354
   255    Indianapolis Power & Light Co. (a)............. 6.300    07/01/13         260,210
   900    NiSource Finance Corp. (b)..................... 5.930    11/23/09         901,898
 1,080    Ohio Edison Co. ............................... 6.400    07/15/16       1,105,219
 1,270    Ohio Power Co., Ser K.......................... 6.000    06/01/16       1,273,386
   265    PSE&G Energy Holdings, LLC..................... 8.625    02/15/08         269,821
   570    Public Service Electric & Gas, Ser B........... 5.125    09/01/12         557,852
   855    TXU Energy Co. ................................ 7.000    03/15/13         882,953
   570    Union Electric Co. ............................ 6.400    06/15/17         582,583
   560    Wisconsin Electric Power Co. .................. 3.500    12/01/07         555,484
                                                                               ------------
                                                                                 13,842,149
                                                                               ------------
          ENVIRONMENTAL & FACILITIES SERVICES  0.3%
   550    Waste Management, Inc. ........................ 7.375    08/01/10         576,634
                                                                               ------------

          FOOD/BEVERAGE  1.6%
   660    ConAgra Foods, Inc. ........................... 7.000    10/01/28         689,449
   520    ConAgra Foods, Inc. ........................... 8.250    09/15/30         617,245
   475    Pilgrim's Pride Corp. ......................... 7.625    05/01/15         476,188
   160    Pilgrim's Pride Corp. ......................... 9.625    09/15/11         166,400
   960    Sara Lee Corp. ................................ 6.125    11/01/32         861,420
   465    Smithfield Foods, Inc., Ser B.................. 8.000    10/15/09         481,275
                                                                               ------------
                                                                                  3,291,977
                                                                               ------------

See Notes to Financial Statements                                             21

VAN KAMPEN BOND FUND

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2007 continued

PAR
AMOUNT
(000)     DESCRIPTION                                     COUPON   MATURITY       VALUE
-------------------------------------------------------------------------------------------
          HEALTH CARE  0.6%
$  650    Wellpoint, Inc. ............................... 3.750%   12/14/07    $    644,977
   590    Wellpoint, Inc. ............................... 4.250    12/15/09         571,834
                                                                               ------------
                                                                                  1,216,811
                                                                               ------------
          INDEPENDENT ENERGY  0.7%
 1,025    Devon Financing Corp. ULC...................... 6.875    09/30/11       1,071,011
   470    Kerr-McGee Corp. .............................. 6.625    10/15/07         471,552
                                                                               ------------
                                                                                  1,542,563
                                                                               ------------
          INTEGRATED ENERGY  1.9%
   830    Amerada Hess Corp. ............................ 6.650    08/15/11         858,318
   515    Chesapeake Energy Corp. ....................... 7.625    07/15/13         530,450
   790    Consumers Energy Co., Ser F.................... 4.000    05/15/10         758,212
   455    Consumers Energy Co., Ser H.................... 4.800    02/17/09         449,662
 1,300    Kinder Morgan, Inc. ........................... 6.500    09/01/12       1,302,587
                                                                               ------------
                                                                                  3,899,229
                                                                               ------------
          LIFE INSURANCE  2.2%
   635    AXA Financial, Inc. ........................... 6.500    04/01/08         639,573
   475    John Hancock Financial Services, Inc. ......... 5.625    12/01/08         476,665
   105    MetLife, Inc. ................................. 6.125    12/01/11         107,331
 1,030    Monumental Global Funding II (a)............... 3.850    03/03/08       1,019,011
   585    Nationwide Financial Services, Inc. ........... 6.250    11/15/11         598,993
 1,895    Xlliac Global Funding (a)...................... 4.800    08/10/10       1,854,661
                                                                               ------------
                                                                                  4,696,234
                                                                               ------------
          MEDIA-CABLE  2.9%
 1,835    Comcast Cable Communications, Inc. ............ 6.750    01/30/11       1,900,823
    90    Comcast Cable Communications, Inc. ............ 7.125    06/15/13          95,503
   655    Comcast Corp. ................................. 6.500    01/15/15         672,597
   935    Echostar DBS Corp. ............................ 6.375    10/01/11         918,637
 1,505    Time Warner, Inc. (b).......................... 5.590    11/13/09       1,507,274
 1,095    Time Warner, Inc. ............................. 5.875    11/15/16       1,066,885
                                                                               ------------
                                                                                  6,161,719
                                                                               ------------
          MEDIA-NONCABLE  0.7%
   225    Interpublic Group of Cos., Inc. ............... 6.250    11/15/14         207,562
 1,310    Viacom, Inc. .................................. 6.875    04/30/36       1,269,499
                                                                               ------------
                                                                                  1,477,061
                                                                               ------------
          NONCAPTIVE-CONSUMER FINANCE  6.0%
 1,000    American Express Co. .......................... 4.750    06/17/09         990,011
   230    American General Finance Corp. ................ 4.625    05/15/09         226,924
 2,000    American General Finance Corp. ................ 4.625    09/01/10       1,948,212
 2,245    Countrywide Home Loans, Inc. .................. 3.250    05/21/08       2,200,749
   150    Household Finance Corp. ....................... 8.000    07/15/10         160,314
 2,560    HSBC Finance Corp. ............................ 6.750    05/15/11       2,659,597
 2,595    Residential Capital, LLC....................... 6.375    06/30/10       2,563,217
 1,600    SLM Corp. (b).................................. 5.515    07/26/10       1,518,742
   400    Washington Mutual Preferred Funding II (a)..... 6.665    12/31/49         382,512
                                                                               ------------
                                                                                 12,650,278
                                                                               ------------

 22                                            See Notes to Financial Statements

VAN KAMPEN BOND FUND

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2007 continued

PAR
AMOUNT
(000)     DESCRIPTION                                     COUPON   MATURITY       VALUE
-------------------------------------------------------------------------------------------
          NONCAPTIVE-DIVERSIFIED FINANCE  3.1%
$  415    CIT Group, Inc. ............................... 3.650%   11/23/07    $    412,125
   290    CIT Group, Inc. ............................... 4.750    08/15/08         287,618
 1,195    Capmark Financial Group, Inc. (a).............. 5.875    05/10/12       1,180,567
   495    Capmark Financial Group, Inc. (a).............. 6.300    05/10/17         487,987
 2,100    General Electric Capital Corp. ................ 4.750    09/15/14       1,989,615
    90    General Electric Capital Corp., Ser A.......... 5.875    02/15/12          91,145
 2,240    Nationwide Building Society (United Kingdom)
          (a)............................................ 4.250    02/01/10       2,173,667
                                                                               ------------
                                                                                  6,622,724
                                                                               ------------
          OTHER UTILITIES  0.8%
   375    CenterPoint Energy Resource Corp. ............. 6.250    02/01/37         362,348
 1,295    Plains All American Pipeline................... 6.700    05/15/36       1,300,633
                                                                               ------------
                                                                                  1,662,981
                                                                               ------------
          PHARMACEUTICALS  0.8%
 1,765    Hospira, Inc. (b).............................. 5.840    03/30/10       1,770,544
                                                                               ------------

          PIPELINES  0.9%
   465    Colorado Interstate Gas Co. ................... 6.800    11/15/15         480,538
   590    Consolidated Natural Gas Co., Ser C............ 6.250    11/01/11         603,237
   755    Texas Eastern Transmission Corp. .............. 7.000    07/15/32         830,752
                                                                               ------------
                                                                                  1,914,527
                                                                               ------------
          PROPERTY & CASUALTY INSURANCE  3.7%
 1,445    AIG SunAmerica Global Financing VI (a)......... 6.300    05/10/11       1,481,181
   680    Farmers Exchange Capital (a)................... 7.050    07/15/28         690,749
 1,230    Farmers Insurance Exchange Surplus (a)......... 8.625    05/01/24       1,424,513
 1,800    Mantis Reef, Ltd. (Australia) (a).............. 4.692    11/14/08       1,779,595
 1,415    St. Paul Travelers Cos., Inc. ................. 5.010    08/16/07       1,414,430
 1,035    Two-Rock Pass Through Trust (Bermuda) (a)
          (b)............................................ 6.298    02/11/49       1,019,734
                                                                               ------------
                                                                                  7,810,202
                                                                               ------------
          RAILROADS  2.2%
 1,060    Burlington Northern Santa Fe Corp. ............ 6.125    03/15/09       1,071,630
 1,000    CSX Corp. ..................................... 6.750    03/15/11       1,034,367
 2,600    Union Pacific Corp. ........................... 6.625    02/01/08       2,617,041
                                                                               ------------
                                                                                  4,723,038
                                                                               ------------
          REFINING  0.6%
   720    Enterprise Products Operating, LP, Ser B....... 5.600    10/15/14         700,963
   675    Valero Energy Corp. ........................... 3.500    04/01/09         654,748
                                                                               ------------
                                                                                  1,355,711
                                                                               ------------
          REITS  0.9%
 1,970    iStar Financial, Inc. (b)...................... 5.710    03/09/10       1,973,453
                                                                               ------------

          RESTAURANTS  0.4%
   745    YUM! Brands, Inc. ............................. 8.875    04/15/11         820,325
                                                                               ------------

See Notes to Financial Statements                                             23

VAN KAMPEN BOND FUND

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2007 continued

PAR
AMOUNT
(000)     DESCRIPTION                                     COUPON   MATURITY       VALUE
-------------------------------------------------------------------------------------------
          RETAILERS  4.6%
$  270    CVS Caremark Corp. ............................ 3.875%   11/01/07    $    268,488
   650    CVS Caremark Corp. ............................ 5.750    08/15/11         650,542
   730    CVS Caremark Corp. ............................ 5.750    06/01/17         705,627
 1,281    CVS Lease Pass Through Trust (a)............... 6.036    12/10/28       1,247,159
   500    Federated Department Stores, Inc. ............. 6.300    04/01/09         505,013
 1,500    Federated Department Stores, Inc. ............. 6.625    09/01/08       1,510,257
 1,940    Home Depot, Inc. (b)........................... 5.485    12/16/09       1,938,085
   345    JC Penney Corp., Inc. ......................... 5.750    02/15/18         333,709
 1,275    May Department Stores Co. ..................... 5.950    11/01/08       1,276,895
 1,320    May Department Stores Co. ..................... 6.700    07/15/34       1,230,751
                                                                               ------------
                                                                                  9,666,526
                                                                               ------------
          SERVICES  0.5%
 1,105    FedEx Corp. ................................... 5.500    08/15/09       1,106,505
                                                                               ------------

          SUPERMARKETS  1.1%
   794    Delhaize America, Inc. ........................ 9.000    04/15/31         963,240
 1,270    Fred Meyer, Inc. .............................. 7.450    03/01/08       1,286,040
                                                                               ------------
                                                                                  2,249,280
                                                                               ------------
          TECHNOLOGY  0.2%
   470    Xerox Corp. ................................... 5.500    05/15/12         462,411
                                                                               ------------

          TOBACCO  0.2%
   465    Reynolds American, Inc. ....................... 6.500    07/15/10         475,037
                                                                               ------------

          WIRELINE  3.2%
 1,835    AT&T Corp. .................................... 8.000    11/15/31       2,187,445
 1,325    France Telecom SA (France)..................... 8.500    03/01/31       1,669,647
 1,125    SBC Communications, Inc. ...................... 6.150    09/15/34       1,082,133
 1,010    Sprint Capital Corp. .......................... 8.750    03/15/32       1,137,425
   590    Verizon New England, Inc. ..................... 6.500    09/15/11         606,111
                                                                               ------------
                                                                                  6,682,761
                                                                               ------------
          TOTAL CORPORATE BONDS  72.3%......................................    152,850,263
                                                                               ------------

          UNITED STATES TREASURY OBLIGATIONS  24.2%
 9,580    United States Treasury Bonds................... 6.125    08/15/29      10,749,066
 5,760    United States Treasury Bonds................... 6.375    08/15/27       6,586,203
 2,000    United States Treasury Notes................... 4.000    02/15/14       1,893,908
21,250    United States Treasury Notes (d)............... 4.250    08/15/13      20,524,525
 3,900    United States Treasury Notes (d)............... 4.250    11/15/14       3,722,371
 1,000    United States Treasury Notes................... 4.500    02/28/11         986,719

 24                                            See Notes to Financial Statements

VAN KAMPEN BOND FUND

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2007 continued

PAR
AMOUNT
(000)     DESCRIPTION                                     COUPON   MATURITY       VALUE
-------------------------------------------------------------------------------------------
          UNITED STATES TREASURY OBLIGATIONS (CONTINUED)
$4,200    United States Treasury Notes................... 4.625%   10/31/11    $  4,152,422
 2,500    United States Treasury Notes................... 4.750    01/31/12       2,482,033
                                                                               ------------
TOTAL UNITED STATES TREASURY OBLIGATIONS  24.2%.............................     51,097,247
                                                                               ------------
TOTAL LONG-TERM INVESTMENTS  96.5%
  (Cost $205,406,533).......................................................    203,947,510
                                                                               ------------


SHORT-TERM INVESTMENTS  14.1%
REPURCHASE AGREEMENTS  1.7%
Citigroup Global Markets, Inc. ($1,129,225 par collateralized by U.S.
  Government obligations in a pooled cash account, interest rate of 5.33%,
  dated 06/29/07, to be sold on 07/02/07 at $1,129,726)......................      1,129,225
State Street Bank & Trust Co. ($2,443,775 par collateralized by U.S.
  Government obligations in a pooled cash account, interest rate of 4.85%,
  dated 06/29/07, to be sold on 07/02/07 at $2,444,763)......................      2,443,775
                                                                                ------------

TOTAL REPURCHASE AGREEMENTS..................................................      3,573,000
                                                                                ------------

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS  11.8%
Federal Home Loan Mortgage Corp. ($21,250,000 par, yielding 5.236%, 07/18/07
  maturity)..................................................................     21,202,060
Federal National Mortgage Association ($3,734,000 par, yielding 5.237%,
  07/19/07 maturity).........................................................      3,725,049
                                                                                ------------

TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS............................     24,927,109
                                                                                ------------

UNITED STATES TREASURY OBLIGATIONS  0.6%
United States Treasury Bill ($1,100,000 par, yielding 4.745%,
  07/12/07 maturity) (e).....................................................      1,098,435
United States Treasury Bill ($300,000 par, yielding 5.110%,
  07/12/07 maturity) (e).....................................................        299,550
                                                                                ------------

TOTAL UNITED STATES TREASURY OBLIGATIONS.....................................      1,397,985
                                                                                ------------

TOTAL SHORT-TERM INVESTMENTS
  (Cost $29,893,791).........................................................     29,898,094
                                                                                ------------

TOTAL INVESTMENTS 110.6%
  (Cost $235,300,324)........................................................    233,845,604

LIABILITIES IN EXCESS OF OTHER ASSETS (10.6%)................................    (22,427,817)
                                                                                ------------

NET ASSETS  100.0%...........................................................   $211,417,787
                                                                                ============

See Notes to Financial Statements                                             25

VAN KAMPEN BOND FUND

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2007 continued

Percentages are calculated as a percentage of net assets.

(a) 144A-Private Placement security which is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(b) Floating Rate Coupon

(c) Variable Rate Coupon

(d) Security purchased on a when-issued or delayed delivery basis.

(e) All or a portion of this security has been physically segregated in connection with open futures or swap contracts.

SWAP AGREEMENTS OUTSTANDING AS OF JUNE 30, 2007:

CREDIT DEFAULT SWAPS

                                                                PAY/
                                                               RECEIVE                NOTIONAL    UNREALIZED
                                                   BUY/SELL     FIXED    EXPIRATION    AMOUNT    APPRECIATION/
COUNTERPARTY                REFERENCE ENTITY      PROTECTION    RATE        DATE       (000)     DEPRECIATION
                         The Gap, Inc.                Buy      1.190%     03/20/12     $1,300      $ (14,253)
Bank of America, N.A...
                         Dell, Inc.                   Buy       0.220     03/20/12      1,095           (838)
Goldman Sachs Capital
 Markets, L.P. ........
                         Motorola, Inc.               Buy       0.150     12/20/11        720          3,711
Goldman Sachs Capital
 Markets, L.P. ........
                         Motorola, Inc.               Buy       0.157     12/20/11      1,500          7,428
Goldman Sachs Capital
 Markets, L.P. ........
                         Southwest Airlines Co.       Buy       0.220     12/20/11      2,200         11,732
Goldman Sachs Capital
 Markets, L.P. ........
                         The Chubb Corp.              Buy       0.100     03/20/12      2,200          2,353
Goldman Sachs Capital
 Markets, L.P. ........
                         The Hartford Financial
                         Services Group, Inc.         Buy       0.120     12/20/11      2,200            359
Goldman Sachs Capital
 Markets, L.P. ........
                         Belo Corp.                   Buy       1.180     06/20/14        380          2,793
JP Morgan Chase
 Bank, N.A.............
                         Belo Corp.                   Buy       1.300     06/20/14      1,100          1,320
JP Morgan Chase
 Bank, N.A.............
                         Union Pacific Corp.          Buy       0.190     12/20/11      1,100          2,466
JP Morgan Chase
 Bank, N.A.............
                         Residential Capital,
                         LLC                         Sell       2.000     03/20/17      2,200        (81,405)
Goldman Sachs Capital
 Markets, L.P. ........
                         SLM Corp                    Sell       0.737     06/20/12      2,160       (158,500)
Goldman Sachs Capital
 Markets, L.P. ........
                                                                                                   ---------
                                                                                                   $(222,834)
TOTAL CREDIT DEFAULT SWAPS....................................................................
                                                                                                   ---------

 26                                            See Notes to Financial Statements

VAN KAMPEN BOND FUND

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2007 continued

INTEREST RATE SWAPS

                                                PAY/
                                              RECEIVE                            NOTIONAL     UNREALIZED
                                              FLOATING    FIXED    EXPIRATION     AMOUNT     APPRECIATION/
COUNTERPARTY           FLOATING RATE INDEX      RATE      RATE        DATE        (000)      DEPRECIATION
Citibank, N.A., New
  York...............     USD-LIBOR BBA         Pay       5.414%    05/25/17     $32,400      $  (623,065)
Citibank, N.A., New
  York...............     USD-LIBOR BBA         Pay       5.440     05/29/17       6,475         (111,298)
JP Morgan Chase Bank,
  N.A................     USD-LIBOR BBA         Pay       5.448     05/29/17       6,475         (107,367)
                                                                                              -----------
TOTAL INTEREST RATE SWAPS................................................................     $  (841,730)
                                                                                              -----------
TOTAL SWAP CONTRACTS.....................................................................     $(1,064,564)
                                                                                              -----------

FUTURES CONTRACTS OUTSTANDING AS OF JUNE 30, 2007:

                                                                            UNREALIZED
                                                                           APPRECIATION/
                                                              CONTRACTS    DEPRECIATION
LONG CONTRACTS:
U.S. Treasury Notes 2-Year Futures, September 2007
  (Current Notional Value of $203,781 per contract).........      87         $(38,302)
U.S. Treasury Notes 5-Year Futures, September 2007
  (Current Notional Value of $104,078 per contract).........     181         (163,332)
SHORT CONTRACTS:
U.S. Treasury Bond Futures, September 2007
  (Current Notional Value of $107,750 per contract).........     107           88,327
U.S. Treasury Notes 10-Year Futures, September 2007
  (Current Notional Value of $105,703 per contract).........     120          103,779
                                                                 ---         --------
TOTAL FUTURES CONTRACTS.....................................     495         $ (9,528)
                                                                 ===         ========

See Notes to Financial Statements                                             27

VAN KAMPEN BOND FUND

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
June 30, 2007

ASSETS:
Total Investments (Cost $235,300,324).......................  $233,845,604
Cash........................................................        21,837
Receivables:
  Investments Sold..........................................    14,404,185
  Interest..................................................     3,077,945
  Swap Contracts............................................        32,162
                                                              ------------
    Total Assets............................................   251,381,733
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................    38,229,315
  Income Distributions......................................       124,039
  Variation Margin on Futures...............................        81,266
  Investment Advisory Fee...................................        73,097
  Other Affiliates..........................................         8,853
Swap Contracts..............................................     1,096,726
Trustees' Deferred Compensation and Retirement Plans........       243,881
Accrued Expenses............................................       106,769
                                                              ------------
    Total Liabilities.......................................    39,963,946
                                                              ------------
NET ASSETS..................................................  $211,417,787
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($211,417,787 divided by
  11,308,623 shares outstanding)............................  $      18.70
                                                              ============
NET ASSETS CONSIST OF:
Common Shares ($1.00 par value with 15,000,000 shares
  authorized, 11,308,623 shares issued and outstanding).....  $ 11,308,623
Paid in Surplus.............................................   206,706,494
Accumulated Undistributed Net Investment Income.............    (1,299,978)
Net Unrealized Depreciation.................................    (2,528,812)
Accumulated Net Realized Loss...............................    (2,768,540)
                                                              ------------
NET ASSETS..................................................  $211,417,787
                                                              ============

 28                                            See Notes to Financial Statements

VAN KAMPEN BOND FUND

FINANCIAL STATEMENTS continued

Statement of Operations
For the Year Ended June 30, 2007

INVESTMENT INCOME:
Interest....................................................  $11,453,046
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      908,812
Transfer Agent Fees.........................................       57,164
Reports to Shareholders.....................................       56,051
Professional Fees...........................................       52,535
Trustees' Fees and Related Expenses.........................       51,626
Accounting and Administrative Expenses......................       49,489
Custody.....................................................       28,355
Registration Fees...........................................       22,780
Other.......................................................       13,317
                                                              -----------
    Total Expenses..........................................    1,240,129
    Less Credits Earned on Cash Balances....................          400
                                                              -----------
    Net Expenses............................................    1,239,729
                                                              -----------
NET INVESTMENT INCOME.......................................  $10,213,317
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $  (197,963)
  Futures...................................................      370,182
  Swap Contracts............................................      (57,946)
                                                              -----------
Net Realized Gain...........................................      114,273
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   (4,055,795)
                                                              -----------
  End of the Period:
    Investments.............................................   (1,454,720)
    Futures.................................................       (9,528)
    Swap Contracts..........................................   (1,064,564)
                                                              -----------
                                                               (2,528,812)
                                                              -----------
Net Unrealized Appreciation During the Period...............    1,526,983
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $ 1,641,256
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $11,854,573
                                                              ===========

See Notes to Financial Statements                                             29

VAN KAMPEN BOND FUND

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets

                                                                 FOR THE         FOR THE
                                                               YEAR ENDED      YEAR ENDED
                                                              JUNE 30, 2007   JUNE 30, 2006
                                                              -----------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.......................................  $ 10,213,317    $ 10,056,111
Net Realized Gain...........................................       114,273         113,668
Net Unrealized Appreciation/Depreciation During the
  Period....................................................     1,526,983     (11,820,422)
                                                              ------------    ------------
Change in Net Assets from Operations........................    11,854,573      (1,650,643)

Distributions from Net Investment Income....................   (10,712,430)    (10,885,053)
                                                              ------------    ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........     1,142,143     (12,535,696)

FROM CAPITAL TRANSACTIONS:
Repurchase of Shares........................................      (949,378)            -0-
                                                              ------------    ------------
TOTAL INCREASE/DECREASE IN NET ASSETS.......................       192,765     (12,535,696)
NET ASSETS:
Beginning of the Period.....................................   211,225,022     223,760,718
                                                              ------------    ------------
End of the Period (Including accumulated undistributed net
  investment income of $(1,299,978) and $(1,423,038),
  respectively).............................................  $211,417,787    $211,225,022
                                                              ============    ============

 30                                            See Notes to Financial Statements

VAN KAMPEN BOND FUND

FINANCIAL HIGHLIGHTS
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                          YEAR ENDED JUNE 30,
                                             ----------------------------------------------
                                              2007      2006      2005      2004      2003
                                             ----------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD...............................  $18.59    $19.69    $19.15    $19.78    $18.78
                                             ------    ------    ------    ------    ------
  Net Investment Income....................    0.90(a)   0.89(a)   0.96      1.03      1.10
  Net Realized and Unrealized Gain/Loss....    0.15     (1.03)     0.60     (0.54)     1.11
                                             ------    ------    ------    ------    ------
Total from Investment Operations...........    1.05     (0.14)     1.56      0.49      2.21
Less Distributions from Net
  Investment Income........................    0.94      0.96      1.02      1.12      1.21
                                             ------    ------    ------    ------    ------
NET ASSET VALUE, END OF THE PERIOD.........  $18.70    $18.59    $19.69    $19.15    $19.78
                                             ======    ======    ======    ======    ======
Common Share Market Price at End of
  the Period...............................  $16.84    $16.40    $17.80    $17.02    $19.57
Total Return (b)...........................   8.38%    -2.59%    10.69%    -7.44%    12.67%
Net Assets at End of the Period
  (In millions)............................  $211.4    $211.2    $223.8    $217.6    $224.7
Ratio of Expenses to Average
  Net Assets...............................    .57%      .59%      .60%      .65%      .65%
Ratio of Net Investment Income to Average
  Net Assets...............................   4.72%     4.61%     4.90%     5.24%     5.79%
Portfolio Turnover.........................    188%       64%       61%       41%       57%

(a) Based on average shares outstanding.

(b) Total return based on common share market price assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Fund's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

See Notes to Financial Statements                                             31

VAN KAMPEN BOND FUND

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2007

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Bond Fund (the "Fund") is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek interest income while conserving capital through investing in a diversified portfolio consisting primarily of high-quality debt securities.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Fixed income investments are stated at value using market quotations or indications of value obtained from an independent pricing service. Investments in securities listed on a securities exchange are valued at their last sale price as of the close of such securities exchange. Listed and unlisted securities for which the last sale price is not available are valued at the mean of the last reported bid and asked prices. For those securities where quotations or prices are not readily available as noted above, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Credit default and interest rate swaps are valued using market quotations from brokers. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will segregate assets with its custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At June 30, 2007, the Fund had $24,426,979 of when-issued or delayed delivery purchase commitments.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

VAN KAMPEN BOND FUND

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2007 continued

C. INVESTMENT INCOME Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date. Premiums are amortized and discounts are accreted over the expected life of each applicable security.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At June 30, 2007, the Fund had an accumulated capital loss carryforward for tax purposes of $1,225,950, which will expire according to the following schedule:

AMOUNT     EXPIRATION
$753,340 ... June 30, 2011
472,610 ... June 30, 2015

    At June 30, 2007, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $236,749,960
                                                                ============
Gross tax unrealized appreciation...........................    $  1,138,877
Gross tax unrealized depreciation...........................      (4,043,233)
                                                                ------------
Net tax unrealized depreciation on investments..............    $ (2,904,356)
                                                                ============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays quarterly dividends from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on futures transactions. All short-term capital gains and a portion of futures gains are included as ordinary income for tax purposes.

    The tax character of distributions paid during the years ended June 30, 2007 and 2006 were as follows:

                                                                 2007           2006
Distributions paid from:
  Ordinary income...........................................  $10,723,719    $10,897,728
  Long-term capital gain....................................          -0-            -0-
                                                              -----------    -----------
                                                              $10,723,719    $10,897,728
                                                              ===========    ===========

VAN KAMPEN BOND FUND

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2007 continued

    Permanent differences, primarily due to reclassification of swap gains and losses to income and book to tax amortization differences, resulted in the following reclassifications among the Fund's components of net assets at June 30, 2007:

 ACCUMULATED UNDISTRIBUTED            ACCUMULATED NET
   NET INVESTMENT INCOME               REALIZED LOSS               PAID-IN SURPLUS
          $622,173                       $(622,173)                      -0-

    As of June 30, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................    $137,366

    Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sales transactions, post October losses which are not recognized for tax purposes until the first day of the following fiscal year and gains and losses recognized for tax purposes on open futures transactions on June 30, 2007.

F. EXPENSE REDUCTIONS During the year ended June 30, 2007, the Fund's custody fee was reduced by $400 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $500 million..........................................       .42%
Over $500 million...........................................       .35%

    For the year ended June 30, 2007, the Fund recognized expenses of approximately $18,000 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.

    Under separate Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the year ended June 30, 2007, the Fund recognized expenses of approximately $16,300 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of "Accounting and Administrative Expenses" on the Statement of Operations.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to

VAN KAMPEN BOND FUND

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2007 continued

defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

For the years ended June 30, 2007 and 2006, transactions in common shares were as follows:

                                                                 FOR THE          FOR THE
                                                               YEAR ENDED       YEAR ENDED
                                                              JUNE 30, 2007    JUNE 30, 2006
Beginning Shares............................................   11,362,465       11,362,465
Shares Repurchased*.........................................      (53,842)             -0-
                                                               ----------       ----------
Ending Shares...............................................   11,308,623       11,362,465
                                                               ==========       ==========

* For the period ended June 30, 2007, the Fund repurchased 53,842 of its shares at an average discount of 8.26% from net assets value per share.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments and U.S. Government securities, were $56,665,779 and $58,786,554, respectively. The cost of purchases and proceeds from sales of long-term U.S. Government securities, including paydowns on mortgage-backed securities, for the period were $356,938,260 and $320,273,522, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund may use derivative instruments for a variety of reasons, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/ depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

    Summarized below are specific types of derivative financial instruments used by the Fund.

A. FUTURES CONTRACTS A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded futures contracts on U.S. Treasury securities for duration and risk management purposes and typically closes the contract prior to the delivery date. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, as amended, or

VAN KAMPEN BOND FUND

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2007 continued

with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts for the year ended June 30, 2007 were as follows:

                                                                CONTRACTS
Outstanding at June 30, 2006................................        409
Futures Opened..............................................      3,352
Futures Closed..............................................     (3,266)
                                                                 ------
Outstanding at June 30, 2007................................        495
                                                                 ======

B. SWAP CONTRACTS The Fund may enter into credit default swap contracts for hedging purposes or to gain exposure to a credit in which the Fund may otherwise invest. A credit default swap is an agreement between two parties to exchange the credit risk of an issuer. A buyer of a credit default swap is said to buy protection by paying periodic fees in return for a contingent payment from the seller if the issuer has a credit event such as bankruptcy, a failure to pay outstanding obligations or deteriorating credit while the swap is outstanding. A seller of a credit default swap is said to sell protection and thus collects the periodic fees and profits if the credit of the issuer remains stable or improves while the swap is outstanding but the seller in a credit default swap contract would be required to pay an agreed-upon amount, which approximates the notional amount of the swap as disclosed in the table following the Portfolio of Investments, to the buyer in the event of an adverse credit event of the issuer. The Fund accrues for the periodic fees on credit default swaps on a daily basis with the net amount accrued recorded within unrealized appreciation/depreciation of swap contracts. Upon cash settlement of the periodic fees, the net amount is recorded as realized gain/loss on swap contracts on the Statement of Operations. Net unrealized gains are recorded as an asset or net unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of the swap contracts is reported as unrealized gains or losses on the Statement of Operations. Credit default swaps may involve greater risks than if a Fund had invested in the issuer directly. Credit default swaps are subject to general market risk, counterparty risk and credit risk.

    The Fund may also enter into interest rate swaps primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps are contractual agreements to exchange periodic interest payment streams calculated on a predetermined notional principal amount. Interest rate swaps generally involve one party paying a fixed interest rate and the other party paying a variable rate. The Fund will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund accrues the net amount with respect to each interest rate swap on a daily basis. This net amount is recorded within unrealized appreciation/depreciation on swap contracts. Upon cash settlement of the periodic payments, the net amount is recorded as realized gain/loss on swap contracts on the Statement of

VAN KAMPEN BOND FUND

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2007 continued

Operations. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

    If there is a default by the counterparty to a swap agreement, the Fund will have contractual remedies pursuant to the agreements related to the transaction. Counterparties are required to pledge collateral daily (based on the valuation of each swap) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain. Reciprocally, when the Fund has an unrealized loss on a swap contract, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. Restricted cash, if any, for segregating purposes is shown on the Statement of Assets and Liabilities.

6. INDEMNIFICATIONS

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7. ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation 48, Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement 109 (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. FIN 48 is effective for the fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in the fund NAV calculations as late as the fund's last NAV calculation in the first required financial statement period. As a result, the Fund will incorporate FIN 48 in its semi annual report on December 31, 2007. The impact to the Fund's financial statements, if any, is currently being assessed.

    In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

VAN KAMPEN BOND FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Van Kampen Bond Fund

We have audited the accompanying statement of assets and liabilities Van Kampen Bond Fund (the "Fund"), including the portfolio of investments, as of June 30, 2007, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Bond Fund as of June 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
August 21, 2007

VAN KAMPEN BOND FUND

DIVIDEND REINVESTMENT PLAN

    The dividend reinvestment plan offers you a prompt and simple way to reinvest your dividends and capital gains distributions into additional shares of your fund. Under the plan, the money you earn from dividends and capital gains distributions will be reinvested automatically in more shares of your fund, allowing you to potentially increase your investment over time.

PLAN BENEFITS

    - ADD TO YOUR ACCOUNT

    You may increase your shares in your fund easily and automatically with the dividend reinvestment plan.

    - LOW TRANSACTION COSTS

    Shareholders who participate in the plan are able to buy shares at below-market prices when the fund is trading at a premium to its net asset value. In addition, transaction costs are low because when new shares are issued by the fund, there is no brokerage fee, and when shares are bought in blocks on the open market, the brokerage commission is shared among all participants.

    - CONVENIENCE

    You will receive a detailed account statement from Computershare Trust Company, N.A., which administers the plan, whenever shares are reinvested for you. The statement shows your total distributions, date of investment, shares acquired, and price per share, as well as the total number of shares in your reinvestment account.

    - SAFEKEEPING

    Computershare Trust Company, N.A. will hold the shares it has acquired for you in safekeeping, which provides added protection against loss, theft, or inadvertent destruction of certificates. However, you may request that a certificate representing your reinvested shares be issued to you.

HOW DOES THE PLAN WORK?

    If you choose to participate in the plan, your dividends and capital gains distributions will be promptly reinvested for you, automatically increasing your shares. If your fund is trading at a share price that is equal to its net asset value (NAV), you'll pay that amount for your reinvested shares. However, if your fund is trading above or below its NAV, the price is determined by one of two ways:

   1. PREMIUM If your fund is trading at a premium--a market price that is higher than its NAV--you'll pay either the NAV or 95 percent of the market price, whichever is greater. When your fund trades at a premium, you'll pay less for your reinvested shares than an ordinary investor purchasing shares on the stock exchange. Keep in mind, a portion of your price reduction may be taxable because you are receiving shares at less than market price.

   2. DISCOUNT If your fund is trading at a discount--a market price that is lower than its NAV--you'll pay the market price for your reinvested shares.

VAN KAMPEN BOND FUND

DIVIDEND REINVESTMENT PLAN continued

HOW TO PARTICIPATE IN THE PLAN

    If you own shares in your own name, you can participate directly in the plan. If your shares are held in "street name"--in the name of your brokerage firm, bank, or other financial institution--you must instruct that entity to participate on your behalf. If they are unable to participate on your behalf, you may request that they reregister your shares in your own name so that you may enroll in the plan.

    If you choose to participate in the plan, whenever your fund declares a dividend or capital gains distribution, it will be invested in additional shares of your fund that are purchased on the open market.

HOW TO ENROLL

    To enroll in the Dividend Reinvestment Plan please visit vankampen.com or call (800) 341-2929 or notify us in writing at the address below.

                          Van Kampen Closed-End Funds
                       Computershare Trust Company, N.A.
                                 P.O. Box 43011
                           Providence, RI 02940-3011

    Please include your Fund name and account number and ensure that all shareholders listed on the account sign these written instructions. Your participation in the plan will begin with the next dividend or capital gains distribution payable after Computershare Trust Company, N.A. receives your authorization, as long as they receive it before the "record date," which is generally ten business days before the dividend is paid. If your authorization arrives after such record date, your participation in the plan will begin with the following dividend or distribution.

COSTS OF THE PLAN

    There is no direct charge to you for reinvesting dividends and capital gains distributions because the plan's fees are paid by your fund. If your fund is trading at or above its NAV, your new shares are issued directly by the fund and there are no brokerage charges or commissions. However, if your fund is trading at a discount, the shares are purchased on the open market, and you will pay your portion of any brokerage commissions. These brokerage commissions are typically less than the standard brokerage charges for individual transactions because shares are purchased for all participants in blocks, resulting in lower commissions for each individual participant. Any brokerage commissions or service fees are averaged into the purchase price.

VAN KAMPEN BOND FUND

DIVIDEND REINVESTMENT PLAN continued

TAX IMPLICATIONS

    The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax that may be due on dividends or distributions. You will receive tax information annually to help you prepare your federal and state income tax returns.

HOW TO WITHDRAW FROM THE PLAN

    To withdraw from the Dividend Reinvestment Plan please visit vankampen.com or call (800) 341-2929 or notify us in writing at the address below.

                          Van Kampen Closed-End Funds
                       Computershare Trust Company, N.A.
                                 P.O. Box 43011
                           Providence, RI 02940-3011

    All shareholders listed on the account must sign any written withdrawal instructions. If you withdraw, you have two choices for receiving your shares:

    - CERTIFICATE

    We will issue a certificate for the full shares and send you a check for any fractional shares without a charge.

    - CHECK

    We will sell all full and fractional shares and send the proceeds to your address of record after deducting brokerage commissions and a $2.50 service fee.

    The Fund and Computershare Trust Company, N.A. may amend or terminate the plan. Participants will receive written notice at least 30 days before the effective date of any amendment. In the case of termination, participants will receive written notice at least 30 days before the record date for the payment of any dividend or capital gains distribution by your fund.

    TO OBTAIN A COMPLETE COPY OF THE DIVIDEND REINVESTMENT PLAN, PLEASE CALL OUR CLIENT RELATIONS DEPARTMENT AT 800-341-2929 OR VISIT VANKAMPEN.COM.

VAN KAMPEN BOND FUND

BOARD OF TRUSTEES, OFFICERS AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
JACK E. NELSON
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RONALD E. ROBISON
President and Principal Executive Officer

DENNIS SHEA
Vice President

J. DAVID GERMANY
Vice President

AMY R. DOBERMAN
Vice President

STEFANIE V. CHANG
Vice President and Secretary

JOHN L. SULLIVAN
Chief Compliance Officer

STUART N. SCHULDT
Chief Financial Officer and Treasurer

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
522 Fifth Avenue
New York, New York 10036

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
One Lincoln Street
Boston, Massachusetts 02111

TRANSFER AGENT

COMPUTERSHARE TRUST COMPANY, N.A.
C/O COMPUTERSHARE INVESTOR SERVICES
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

DELOITTE & TOUCHE LLP
111 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

VAN KAMPEN BOND FUND

RESULTS OF SHAREHOLDER VOTES

The Annual Meeting of Shareholders of the Fund was held on June 22, 2007, where shareholders voted on the election of trustees.

With regard to the election of the following trustees by common shareholders of the Fund:

                                                                      # OF SHARES
                                                             -----------------------------
                                                             IN FAVOR             WITHHELD
------------------------------------------------------------------------------------------
Jack E. Nelson.............................................  6,802,405            622,970
R. Craig Kennedy...........................................  6,814,844            650,531
Hugo F. Sonnenschein.......................................  6,810,885            654,490

The other trustees of the Fund whose terms did not expire in 2007 are David C. Arch, Jerry D. Choate, Rod Dammeyer, Linda Hutton Heagy, Howard J Kerr, Wayne W. Whalen, and Suzanne H. Woolsey.

VAN KAMPEN BOND FUND

TRUSTEE AND OFFICER INFORMATION

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term "Fund Complex" includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Trustees of the Fund generally serve three year terms or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES

                                                                                    NUMBER OF
                                              TERM OF                                FUNDS IN
                                             OFFICE AND                                FUND
                                POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS            HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE             FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
David C. Arch (62)              Trustee       Trustee    Chairman and Chief             72       Trustee/Director/Managing
Blistex Inc.                                 since 1997  Executive Officer of                    General Partner of funds
1800 Swift Drive                                         Blistex Inc., a consumer                in the Fund Complex.
Oak Brook, IL 60523                                      health care products                    Director of the Heartland
                                                         manufacturer.                           Alliance, a nonprofit
                                                                                                 organization serving
                                                                                                 human needs based in
                                                                                                 Chicago. Board member of
                                                                                                 the Illinois
                                                                                                 Manufacturers'
                                                                                                 Association.

Jerry D. Choate (68)            Trustee       Trustee    Prior to January 1999,         72       Trustee/Director/Managing
33971 Selva Road                             since 2003  Chairman and Chief                      General Partner of funds
Suite 130                                                Executive Officer of the                in the Fund Complex.
Dana Point, CA 92629                                     Allstate Corporation                    Director of H&R Block,
                                                         ("Allstate") and Allstate               Amgen Inc., a
                                                         Insurance Company. Prior                biotechnological company,
                                                         to January 1995,                        and Valero Energy
                                                         President and Chief                     Corporation, an
                                                         Executive Officer of                    independent refining
                                                         Allstate. Prior to August               company.
                                                         1994, various management
                                                         positions at Allstate.


VAN KAMPEN BOND FUND
TRUSTEE AND OFFICER INFORMATION continued
                                                                                    NUMBER OF
                                              TERM OF                                FUNDS IN
                                             OFFICE AND                                FUND
                                POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS            HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE             FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Rod Dammeyer (66)               Trustee       Trustee    President of CAC, L.L.C.,      72       Trustee/Director/Managing
CAC, L.L.C.                                  since 1997  a private company                       General Partner of funds
4350 LaJolla Village Drive                               offering capital                        in the Fund Complex.
Suite 980                                                investment and management               Director of Quidel
San Diego, CA 92122-6223                                 advisory services.                      Corporation, Stericycle,
                                                                                                 Inc., and Ventana Medical
                                                                                                 Systems, Inc. and Trustee
                                                                                                 of The Scripps Research
                                                                                                 Institute. Prior to April
                                                                                                 2007, Director of GATX
                                                                                                 Corporation. Prior to
                                                                                                 January 2005, Trustee of
                                                                                                 the University of Chicago
                                                                                                 Hospitals and Health
                                                                                                 Systems. Prior to April
                                                                                                 2004, Director of
                                                                                                 TheraSense, Inc. Prior to
                                                                                                 January 2004, Director of
                                                                                                 TeleTech Holdings Inc.
                                                                                                 and Arris Group, Inc.

Linda Hutton Heagy++ (59)       Trustee       Trustee    Managing Partner of            72       Trustee/Director/Managing
Heidrick & Struggles                         since 2003  Heidrick & Struggles, an                General Partner of funds
233 South Wacker Drive                                   international executive                 in the Fund Complex.
Suite 7000                                               search firm. Prior to                   Trustee on the University
Chicago, IL 60606                                        1997, Partner of Ray &                  of Chicago Hospitals
                                                         Berndtson, Inc., an                     Board, Vice Chair of the
                                                         executive recruiting                    Board of the YMCA of
                                                         firm. Prior to 1995,                    Metropolitan Chicago and
                                                         Executive Vice President                a member of the Women's
                                                         of ABN AMRO, N.A., a bank               Board of the University
                                                         holding company. Prior to               of Chicago.
                                                         1990, Executive Vice
                                                         President of The Exchange
                                                         National Bank.

VAN KAMPEN BOND FUND
TRUSTEE AND OFFICER INFORMATION continued
                                                                                    NUMBER OF
                                              TERM OF                                FUNDS IN
                                             OFFICE AND                                FUND
                                POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS            HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE             FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

R. Craig Kennedy (55)           Trustee       Trustee    Director and President of      72       Trustee/Director/Managing
1744 R Street, NW                            since 2003  the German Marshall Fund                General Partner of funds
Washington, DC 20009                                     of the United States, an                in the Fund Complex.
                                                         independent U.S.
                                                         foundation created to
                                                         deepen understanding,
                                                         promote collaboration and
                                                         stimulate exchanges of
                                                         practical experience
                                                         between Americans and
                                                         Europeans. Formerly,
                                                         advisor to the Dennis
                                                         Trading Group Inc., a
                                                         managed futures and
                                                         option company that
                                                         invests money for
                                                         individuals and
                                                         institutions. Prior to
                                                         1992, President and Chief
                                                         Executive Officer,
                                                         Director and member of
                                                         the Investment Committee
                                                         of the Joyce Foundation,
                                                         a private foundation.

Howard J Kerr (71)              Trustee       Trustee    Prior to 1998, President       72       Trustee/Director/Managing
14 Huron Trace                               since 1997  and Chief Executive                     General Partner of funds
Galena, IL 61036                                         Officer of Pocklington                  in the Fund Complex.
                                                         Corporation, Inc., an                   Director of the Lake
                                                         investment holding                      Forest Bank & Trust.
                                                         company.                                Director of the Marrow
                                                                                                 Foundation.

Jack E. Nelson (71)             Trustee       Trustee    President of Nelson            72       Trustee/Director/Managing
423 Country Club Drive                       since 2003  Investment Planning                     General Partner of funds
Winter Park, FL 32789                                    Services, Inc., a                       in the Fund Complex.
                                                         financial planning
                                                         company and registered
                                                         investment adviser in the
                                                         State of Florida.
                                                         President of Nelson Ivest
                                                         Brokerage Services Inc.,
                                                         a member of the NASD,
                                                         Securities Investors
                                                         Protection Corp. and the
                                                         Municipal Securities
                                                         Rulemaking Board.
                                                         President of Nelson Sales
                                                         and Services Corporation,
                                                         a marketing and services
                                                         company to support
                                                         affiliated companies.

VAN KAMPEN BOND FUND
TRUSTEE AND OFFICER INFORMATION continued
                                                                                    NUMBER OF
                                              TERM OF                                FUNDS IN
                                             OFFICE AND                                FUND
                                POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS            HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE             FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Hugo F. Sonnenschein (66)       Trustee       Trustee    President Emeritus and         72       Trustee/Director/Managing
1126 E. 59th Street                          since 1997  Honorary Trustee of the                 General Partner of funds
Chicago, IL 60637                                        University of Chicago and               in the Fund Complex.
                                                         the Adam Smith                          Trustee of the University
                                                         Distinguished Service                   of Rochester and a member
                                                         Professor in the                        of its investment
                                                         Department of Economics                 committee. Member of the
                                                         at the University of                    National Academy of
                                                         Chicago. Prior to July                  Sciences, the American
                                                         2000, President of the                  Philosophical Society and
                                                         University of Chicago.                  a fellow of the American
                                                                                                 Academy of Arts and
                                                                                                 Sciences.

VAN KAMPEN BOND FUND
TRUSTEE AND OFFICER INFORMATION continued
                                                                                    NUMBER OF
                                              TERM OF                                FUNDS IN
                                             OFFICE AND                                FUND
                                POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS            HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE             FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Suzanne H. Woolsey, Ph.D. (65)  Trustee       Trustee    Chief Communications           72       Trustee/Director/Managing
815 Cumberstone Road                         since 2003  Officer of the National                 General Partner of funds
Harwood, MD 20776                                        Academy of                              in the Fund Complex.
                                                         Sciences/National                       Director of Fluor Corp.,
                                                         Research Council, an                    an engineering,
                                                         independent, federally                  procurement and
                                                         chartered policy                        construction
                                                         institution, from 2001 to               organization, since
                                                         November 2003 and Chief                 January 2004. Director of
                                                         Operating Officer from                  Intelligent Medical
                                                         1993 to 2001. Prior to                  Devices, Inc., a symptom
                                                         1993, Executive Director                based diagnostic tool for
                                                         of the Commission on                    physicians and clinical
                                                         Behavioral and Social                   labs. Director of the
                                                         Sciences and Education at               Institute for Defense
                                                         the National Academy of                 Analyses, a federally
                                                         Sciences/National                       funded research and
                                                         Research Council. From                  development center,
                                                         1980 through 1989,                      Director of the German
                                                         Partner of Coopers &                    Marshall Fund of the
                                                         Lybrand.                                United States, Director
                                                                                                 of the Rocky Mountain
                                                                                                 Institute and Trustee of
                                                                                                 California Institute of
                                                                                                 Technology and the
                                                                                                 Colorado College.

VAN KAMPEN BOND FUND

TRUSTEE AND OFFICER INFORMATION continued

INTERESTED TRUSTEE*

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Wayne W. Whalen* (67)         Trustee       Trustee    Partner in the law firm        72       Trustee/Director/Managing
333 West Wacker Drive                      since 1997  of Skadden, Arps, Slate,                General Partner of funds
Chicago, IL 60606                                      Meagher & Flom LLP, legal               in the Fund Complex.
                                                       counsel to funds in the                 Director of the Abraham
                                                       Fund Complex.                           Lincoln Presidential
                                                                                               Library Foundation.

------------------------------------

++ As indicated above, Ms. Heagy is an employee of Heidrick and Struggles, an international executive search firm ("Heidrick"). Heidrick has been (and may continue to be) engaged by Morgan Stanley from time to time to perform executive searches. Such searches have been unrelated to Van Kampen's or Morgan Stanley's asset management businesses and have been done by professionals at Heidrick without any involvement by Ms. Heagy. Ethical wall procedures exist to ensure that Ms. Heagy will not have any involvement with any searches performed by Heidrick for Morgan Stanley. Ms. Heagy does not receive any compensation, directly or indirectly, for searches performed by Heidrick for Morgan Stanley. Ms. Heagy does own common shares of Heidrick (representing less than 1% of Heidrick's outstanding common shares).

* Mr. Whalen is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

VAN KAMPEN BOND FUND

TRUSTEE AND OFFICER INFORMATION continued

OFFICERS:

                                                 TERM OF
                                                OFFICE AND
                                POSITION(S)     LENGTH OF
NAME, AGE AND                    HELD WITH         TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                  FUND          SERVED    DURING PAST 5 YEARS

Ronald E. Robison (68)        President and      Officer    President of funds in the Fund Complex since September 2005
522 Fifth Avenue              Principal         since 2003  and Principal Executive Officer of funds in the Fund Complex
New York, NY 10036            Executive                     since May 2003. Managing Director of Van Kampen Advisors
                              Officer                       Inc. since June 2003. Director of Investor Services since
                                                            September 2002. Director of the Adviser, Van Kampen
                                                            Investments and Van Kampen Exchange Corp. since January
                                                            2005. Managing Director of Morgan Stanley and Morgan Stanley
                                                            & Co. Incorporated. Managing Director and Director of Morgan
                                                            Stanley Investment Management Inc. Chief Administrative
                                                            Officer, Managing Director and Director of Morgan Stanley
                                                            Investment Advisors Inc. and Morgan Stanley Services Company
                                                            Inc. Managing Director and Director of Morgan Stanley
                                                            Distributors Inc. and Morgan Stanley Distribution Inc. Chief
                                                            Executive Officer and Director of Morgan Stanley Trust.
                                                            Executive Vice President and Principal Executive Officer of
                                                            the Institutional and Retail Morgan Stanley Funds. Director
                                                            of Morgan Stanley SICAV. Previously, Chief Global Operations
                                                            Officer of Morgan Stanley Investment Management Inc. and
                                                            Executive Vice President of funds in the Fund Complex from
                                                            May 2003 to September 2005.

Dennis Shea (54)              Vice President     Officer    Managing Director of Morgan Stanley Investment Advisors
522 Fifth Avenue                                since 2006  Inc., Morgan Stanley Investment Management Inc., the Adviser
New York, NY 10036                                          and Van Kampen Advisors Inc. Chief Investment
                                                            Officer--Global Equity of the same entities since February
                                                            2006. Vice President of Morgan Stanley Institutional and
                                                            Retail Funds since February 2006. Vice President of funds in the Fund Complex since March 2006. Previously, Managing
                                                            Director and Director of Global Equity Research at Morgan
                                                            Stanley from April 2000 to February 2006.

J. David Germany (52)         Vice President     Officer    Managing Director of Morgan Stanley Investment Advisors
20 Bank Street,                                 since 2006  Inc., Morgan Stanley Investment Management Inc., the Adviser
Canary Wharf                                                and Van Kampen Advisors Inc. Chief Investment
London, GBR E14 4AD                                         Officer--Global Fixed Income of the same entities since
                                                            December 2005. Managing Director and Director of Morgan
                                                            Stanley Investment Management Ltd. Director of Morgan
                                                            Stanley Investment Management (ACD) Limited since December
                                                            2003. Vice President of Morgan Stanley Institutional and
                                                            Retail Funds since February 2006. Vice President of funds in the Fund Complex since March 2006.

VAN KAMPEN BOND FUND
TRUSTEE AND OFFICER INFORMATION continued
                                                 TERM OF
                                                OFFICE AND
                                POSITION(S)     LENGTH OF
NAME, AGE AND                    HELD WITH         TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                  FUND          SERVED    DURING PAST 5 YEARS

Amy R. Doberman (45)          Vice President     Officer    Managing Director and General Counsel--U.S. Investment
522 Fifth Avenue                                since 2004  Management; Managing Director of Morgan Stanley Investment
New York, NY 10036                                          Management Inc., Morgan Stanley Investment Advisors Inc. and
                                                            the Adviser. Vice President of the Morgan Stanley
                                                            Institutional and Retail Funds since July 2004 and Vice
                                                            President of funds in the Fund Complex since August 2004.
                                                            Previously, Managing Director and General Counsel of
                                                            Americas, UBS Global Asset Management from July 2000 to July
                                                            2004 and General Counsel of Aeltus Investment Management,
                                                            Inc. from January 1997 to July 2000.

Stefanie V. Chang (40)        Vice President     Officer    Executive Director of Morgan Stanley Investment Management
522 Fifth Avenue              and Secretary     since 2003  Inc. Vice President and Secretary of funds in the Fund
New York, NY 10036                                          Complex.

John L. Sullivan (51)         Chief Compliance   Officer    Chief Compliance Officer of funds in the Fund Complex since
1 Parkview Plaza - Suite 100  Officer           since 1996  August 2004. Prior to August 2004, Director and Managing
P.O. Box 5555                                               Director of Van Kampen Investments, the Adviser, Van Kampen
Oakbrook Terrace, IL 60181                                  Advisors Inc. and certain other subsidiaries of Van Kampen
                                                            Investments, Vice President, Chief Financial Officer and
                                                            Treasurer of funds in the Fund Complex and head of Fund
                                                            Accounting for Morgan Stanley Investment Management Inc.
                                                            Prior to December 2002, Executive Director of Van Kampen
                                                            Investments, the Adviser and Van Kampen Advisors Inc.

Stuart N. Schuldt (45)        Chief Financial    Officer    Executive Director of Morgan Stanley Investment Management
1 Parkview Plaza - Suite 100  Officer and       since 2007  Inc. since June 2007; Chief Financial Officer and Treasurer
P.O. Box 5555                 Treasurer                     of funds in the Fund Complex since June 2007. Prior to June
Oakbrook Terrace, IL 60181                                  2007, Senior Vice President of Northern Trust Company,
                                                            Treasurer and Principal Financial Officer of Northern Trust
                                                            U.S. mutual fund complex.

In accordance with Section 303A.12(a) of the New York Stock Exchange Listed Company Manual, the Fund's Chief Executive Officer has certified to the New York Stock Exchange that, as of June 27, 2007, he was not aware of any violation by the Fund of NYSE corporate governance listing standards.

The certifications by the Fund's principal executive officer and principal financial officer required by Rule 30a-2 under the 1940 Act were filed with the Fund's report to the SEC on Form N-CSR and are available on the Securities and Exchange Commission's web site at http://www.sec.gov.

  Van Kampen Bond Fund

  An Important Notice Concerning Our U.S. Privacy Policy



  We are required by federal law to provide you with a copy of our Privacy Policy annually.

  The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

  This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

  Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

  WE RESPECT YOUR PRIVACY

  We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

  We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

  1. WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

  To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

                                                      (continued on next page)

  Van Kampen Bond Fund

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  For example:

   -- We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

   -- We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

   -- We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

   -- We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

   -- If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

  2. WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

  A. INFORMATION WE DISCLOSE TO OUR AFFILIATED COMPANIES. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

  B. INFORMATION WE DISCLOSE TO THIRD PARTIES. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with

                                                           (continued on back)

  Van Kampen Bond Fund

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

  3. HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

                                                         Van Kampen Funds Inc.
                                                   1 Parkview Plaza, Suite 100
                                                                 P.O. Box 5555
                                               Oakbrook Terrace, IL 60181-5555
                                                             www.vankampen.com

                                       Copyright (C)2007 Van Kampen Funds Inc.
                                        All rights reserved. Member NASD/SIPC.

                                                                   VBFANR 8/07
    (VAN KAMPEN INVESTMENTS LOGO)                           IU07-02709P-Y06/07

Item 2.  Code of Ethics.

(a) The Fund has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)      No information need be disclosed pursuant to this paragraph.

(c) Due to personnel changes at the Adviser, the list of covered officers set forth in Exhibit B was amended in November 2006 and June 2007 and the general counsel's designee set forth in Exhibit C was amended in October and December 2006. All three editions of Exhibit B and all three editions of Exhibit C are attached.

(d)      Not applicable.

(e)      Not applicable.

(f)
         (1)      The Fund's Code of Ethics is attached hereto as Exhibit 12(1).
         (2)      Not applicable.
         (3)      Not applicable.

Item 3.  Audit Committee Financial Expert.

The Fund's Board of Trustees has determined that it has three "audit committee financial experts" serving on its audit committee, each of whom are "independent" Trustees : Rod Dammeyer, Jerry Choate and R. Craig Kennedy. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

2007

                                         REGISTRANT          COVERED ENTITIES(1)
AUDIT FEES......................         $32,875             N/A

NON-AUDIT FEES
          AUDIT-RELATED FEES....         $0                  $211,000(2)
          TAX FEES..............         $1,600(3)           $0
          ALL OTHER FEES........         $0                  $0
TOTAL NON-AUDIT FEES............         $1,600              $211,000

TOTAL...........................         $34,475             $211,000


2006

                                         REGISTRANT          COVERED ENTITIES(1)
AUDIT FEES......................         $31,800             N/A

NON-AUDIT FEES
          AUDIT-RELATED FEES....         $0                  $244,200(2)
          TAX FEES..............         $1,600(3)           $0
          ALL OTHER FEES........         $0                  $0
TOTAL NON-AUDIT FEES............         $1,600              $244,200

TOTAL...........................         $33,400             $244,200

N/A- Not applicable, as not required by Item 4.




(1) Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2) Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities' and funds advised by the Adviser or its affiliates, specifically attestation services provided in connection with a SAS 70 Report.

(3) Tax Fees represent tax advice and compliance services provided in connection with the review of the Registrant's tax.

(e)(1) The audit committee's pre-approval policies and procedures are as follows:

                              JOINT AUDIT COMMITTEE
                          AUDIT AND NON-AUDIT SERVICES
                       PRE-APPROVAL POLICY AND PROCEDURES
                                     OF THE
                                VAN KAMPEN FUNDS

              AS ADOPTED JULY 23, 2003 AND AMENDED MAY 26, 2004(1)


1.       STATEMENT OF PRINCIPLES

         The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor's independence from the Fund.(2)

         The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee's administration of the engagement of the independent auditor. The SEC's rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee ("general pre-approval"); or require the specific pre-approval of the Audit Committee ("specific pre-approval"). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

         For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC's rules on auditor independence. The Audit Committee will also consider whether the Independent Auditors are best positioned to provide the most effective and efficient services, for reasons such as its familiarity with the Fund's business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Fund's ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

         The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine for each fiscal year, the appropriate ratio between the total amount of fees for Audit, Audit-related and Tax services for the Fund (including any Audit-related or Tax service fees for Covered Entities that were subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).

         The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval

------------------
(1) This Joint Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the "Policy"), amended as of the date above, supercedes and replaces all prior versions that may have been amended from time to time.
(2) Terms used in this Policy and not otherwise defined herein shall have the meanings as defined in the Joint Audit Committee Charter.

from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

         The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee's responsibilities to pre-approve services performed by the Independent Auditors to management.

         The Fund's Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors' independence.


2.       DELEGATION

         As provided in the Act and the SEC's rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.


3.       AUDIT SERVICES

         The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund's financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will monitor the Audit services engagement as necessary, but no less than on a quarterly basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

         In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

         The Audit Committee has pre-approved the Audit services in Appendix
B.1. All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).


4.       AUDIT-RELATED SERVICES

         Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements or, to the extent they are Covered Services, the Covered Entities' financial statements, or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC's rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

         The Audit Committee has pre-approved the Audit-related services in Appendix B.2. All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).


5.       TAX SERVICES

         The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor's independence, and the SEC has stated that the Independent Auditors may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those Tax services that have historically been provided by the Independent Auditors, that the Audit Committee has reviewed and believes would not impair the independence of the Independent Auditors, and that are consistent with the SEC's rules on auditor independence. The Audit Committee will not permit the retention of the Independent Auditors in connection with a transaction initially recommended by the Independent Auditors, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with Director of Tax or outside counsel to determine that the tax planning and reporting positions are consistent with this policy.

         Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3. All Tax services involving large and complex transactions not listed in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated), including tax services proposed to be provided by the Independent Auditors to any executive officer or trustee/director/managing general partner of the Fund, in his or her individual capacity, where such services are paid for by the Fund (generally applicable only to internally managed investment companies).


6.       ALL OTHER SERVICES

         The Audit Committee believes, based on the SEC's rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC's rules on auditor independence.

         The Audit Committee has pre-approved the All Other services in Appendix
B.4. Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

         A list of the SEC's prohibited non-audit services is attached to this policy as Appendix B.5. The SEC's rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.


7.       PRE-APPROVAL FEE LEVELS OR BUDGETED AMOUNTS

         Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine the appropriate ratio between the total amount of fees for Audit, Audit-related, and Tax services for the Fund (including any Audit-related or Tax services fees for Covered Entities subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).

8.       PROCEDURES

         All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund's Chief Financial Officer and must include a detailed description of the services to be rendered. The Fund's Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund's Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence.

         The Audit Committee has designated the Fund's Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund's Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. A sample report is included as Appendix
B.7. Both the Fund's Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund's Chief Financial Officer or any member of management.


9.       ADDITIONAL REQUIREMENTS

         The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor's independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.


10.      COVERED ENTITIES

         Covered Entities include the Fund's investment adviser(s) and any entity controlling, controlled by or under common control with the Fund's investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund's audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:


         -    Van Kampen Investments Inc.
         -    Van Kampen Asset Management
         -    Van Kampen Advisors Inc.
         -    Van Kampen Funds Inc.
         -    Van Kampen Investor Services Inc.
         -    Morgan Stanley Investment Management Inc.
         -    Morgan Stanley Trust Company
         -    Morgan Stanley Investment Management Ltd.
         -    Morgan Stanley Investment Management Company
         -    Morgan Stanley Asset & Investment Trust Management Company Ltd.


(e)(2) Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee's pre-approval policies and procedures (included herein).

(f)     Not applicable.

(g)    See table above.

(h) The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors' independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a) The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are: R. Craig Kennedy, Jerry Choate and Rod Dammeyer.

(b) Not applicable.

Item 6. Schedule of Investments.

Please refer to Item #1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Fund invests in exclusively non-voting securities and therefore this item is not applicable to the Fund.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

                                 FUND MANAGEMENT

PORTFOLIO MANAGEMENT. As of the date of this report, the Fund is managed by members of the Adviser's Taxable Fixed Income team. The Taxable Fixed Income team consists of portfolio managers and analysts. The current members of the team jointly and primarily responsible for the day-today management of the Fund's portfolio are Steven Kreider, a Managing Director of the Adviser, and Gerhardt P. Herbert, an Executive Director of the Adviser. Mr. Kreider has been associated with the Adviser in an investment management capacity since 1988 and joined the team that manages the Fund in June 2007. Mr. Herbert has been associated with the Adviser in an investment management capacity since 1994 and joined the team that manages the Fund in June 2005. Mr. Kreider is the lead manager of the Fund. Each team member is responsible for specific sectors. All team members are responsible for the execution of the overall strategy of the Fund.

The composition of the team may change without notice from time to time.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

As of June 30, 2007, Mr. Kreider managed 29 mutual funds with a total of approximately $30.2 billion in assets; no pooled investment vehicles other than mutual funds; and 72 other accounts (including accounts managed under certain "wrap fee programs") with a total of approximately $13 billion in assets. Of these other accounts, three accounts with a total of approximately $963.4 million in assets had performance based fees.

As of June 30, 2006, Mr. Herbert managed eight mutual funds with a total of approximately $6 billion in assets; no pooled investment vehicles other than mutual funds; and no other accounts.

Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest could exist to the extent the Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser's employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaged in short sales if the short sales cause the market value of the securities to fall. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

Portfolio managers receive a combination of base compensation and discretionary compensation, comprised of a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all accounts managed by the portfolio manager.

BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.

DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.

Discretionary compensation can include:

- Cash Bonus;

- Morgan Stanley's Long-Term Incentive Compensation Program awards - a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock that are subject to vesting and other conditions;

- Investment Management Alignment Plan (IMAP) awards - a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of the IMAP deferral into a combination of the designated open-end funds they manage that are included in the IMAP Fund menu;

- Voluntary Deferred Compensation Plans - voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the Adviser or its affiliates; and/or (2) in Morgan Stanley stock units.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

- Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against an appropriate securities market index (or indices) for the funds/accounts managed by the portfolio manager. In the case of the Fund, the Fund's investment performance is measured against the Lehman Brothers Municipal Bond Index and against appropriate rankings or rating prepared by Lipper Inc., Morningstar Inc. or similar independent services which monitor fund performance. Other funds/accounts managed by the same portfolio manager may be measured against this same index and same rankings or ratings, if appropriate, or against other indices and other rankings or ratings that are deemed more appropriate given the size and/or style of such funds/accounts as set forth in such funds'/accounts' disclosure materials and guidelines. The assets managed by the portfolio managers in funds, pooled investment vehicles and other accounts are described in "Other Accounts Managed by the Portfolio Managers" above. Generally, the greatest weight is placed on the three- and five-year periods.

- Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

- Contribution to the business objectives of the Adviser.

- The dollar amount of assets managed by the portfolio manager.

- Market compensation survey research by independent third parties.

- Other qualitative factors, such as contributions to client objectives.

- Performance of Morgan Stanley and Morgan Stanley Investment Management Inc., and the overall performance of the investment team(s) of which the portfolio is a member.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS

As of June 30, 2007, the portfolio managers did not own any shares of the Fund.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures

(a) The Fund's principal executive officer and principal financial officer have concluded that the Fund's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

 (b) There were no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(1) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)(a) A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.

(2)(b) A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Van Kampen Bond Fund

By: /s/ Ronald E. Robison
    ---------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: August 9, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Ronald E. Robison
    ---------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: August 9, 2007

By: /s/ Stuart N. Schuldt
    ---------------------
Name: Stuart N. Schuldt
Title: Principal Financial Officer
Date: August 9, 2007